MAIA BIOTECHNOLOGY

TELOMERE TARGETING IMMUNOTHERAPIES FOR CANCER

NYSE AMERICAN: MAIA

November 2024

FORWARD-LOOKING STATEMENTS

All statements in this presentation, other than those relating to historical facts, are "forward-looking statements." These forward-looking statements may include, but are not limited to, statements relating to our objectives, plans, and strategies; statements that contain projections of results of operations or of financial condition; statements relating to the industry and government policies and regulations relating to our industry; and all statements (other than statements of historical facts) that address activities, events, or developments that we intend, expect, project, believe, or anticipate will or may occur in the future. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. We have based these forward-looking statements on assumptions and assessments made by our management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. Important factors that could cause actual results, developments, and business decisions to differ materially from those anticipated in these forward-looking statements include, among other things: the overall global economic environment; general market, political, and economic conditions in the countries in which we operate: projected capital expenditures and liquidity; changes in our strategy; government regulations and approvals; the application of certain service license; and litigation and regulatory proceedings. Factors that may cause such differences also include, but are not limited to, those discussed under Risk Factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2023 and other periodic reports filed by the Company from time to time with the Securities and Exchange Commission. You may get these documents for free by visiting EDGAR on the Commission's website at www.sec.gov. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2023. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any of our securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities can only be made in compliance with applicable securities laws. You should read carefully the factors described in the “Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2023 to better understand the risks and uncertainties inherent in our business and underlying any forward-looking statements. These statements are only current predictions and are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry's actual results, levels of activity, performance, or achievements to be materially different from those anticipated by the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Except as required by law, we are under no duty to update or revise any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. These forward-looking statements speak only as of the date of this presentation, and we assume no obligation to update or revise these forward-looking statements for any reason.

INVESTMENT PROFILE

New science for cancer therapy: dual MOA telomere targeting and immunogenicity.

- Lead molecule THIO in clinic; 2nd generation compounds in R&D

Phase 2 trial THIO-101 nearing completion: THIO sequenced with CPI in NSCLC.

- Unprecedented disease control, response, post-therapy patient benefit
- Clinical supply agreement with Regeneron (Libtayo®)

Key targeted clinical milestones within reach.

- THIO-101 long-term data in 2nd half of 2024
- Multiple potential pathways to FDA commercial approval

Significant market opportunity in hard-to-treat cancers with unmet need.

- NSCLC: largest tumor type globally, $34B annual sales
- 3 FDA Orphan Drug Designations: liver (HCC), lung (SCLC) and brain (malignant gliomas)

Multiple THIO trials planned for additional cancer indications.

- Expansion for NSCLC
- Colorectal cancer (CRC), Liver (HCC), SCLC, solid tumors



ROBUST PIPELINE

NYSE American: MAIA

THIO Telomere targeting agent

Program	Phase 1	Phase 2	Phase 3	Collaboration & Rights
THIO-101 NSCLC-2+ **(THIO → Libtayo®)**	Patient Enrollment Complete			Worldwide rights owned by MAIA; Clinical supply agreement with REGENERON
THIO-102 CRC, HCC, SCLC, ST **(THIO → CPI)**	Ph 2 Planning			Worldwide rights owned by MAIA
THIO-103 NSCLC-1, SCLC-1 **(THIO → CPI)**	Ph 2/3 Planning			Worldwide rights owned by MAIA

2nd Generation Telomere targeting agents

Program	Phase 1	Phase 2	Phase 3	Collaboration & Rights
MAIA-2021-020 Multiple Ind. — IND Enabling				Developed in-house fully-owned by MAIA
MAIA-2022-012 Multiple Ind. — IND Enabling				Developed in-house fully-owned by MAIA
MAIA-2021-029 Multiple Indications				Developed in-house fully-owned by MAIA

MISSION AND APPROACH



Cancer is the most dominant age-related disease

Population aged >80 expected to triple by 2050

142 million

2020

426 million

2050



At age 90:
40% will be diagnosed
20% will die of it

THIO is the only direct telomere targeting anticancer agent in clinical development

THIO – NOVEL MECHANISMS OF ACTION

MAIA BIOTECHNOLOGY
NYSE American: MAIA

THIO

MAIA BIOTECHNOLOGY

THIO has a dual MoA:

1. Telomere targeting
2. Immunogenic effect



Nucleus
Cell
Telomere
Chromosome



THIO
G G G G T T
C C C C A A
C C C C A A

Followed by

Immune Checkpoint Inhibitor



Tumor cell death
PD-L1
Anti-PD-L1
Anti-PD-1
PD-1
T cell

★ LIBTAYO® (cemiplimab) REGENERON	IMFINZI® (durvalumab) AstraZeneca
KEYTRUDA® (pembrolizumab) MERCK	TEVIMBRA (tislelizumab) BeiGene
TECENTRIQ® (atezolizumab) Genentech A Member of the Roche Group	Jemperli (dostarlimab-gxly) Injection 500 mg GSK
OPDIVO (nivolumab) Bristol Myers Squibb	BAVENCIO® avelumab Injection 20 mg/mL EMD SERONO

★ Clinical supply agreement with REGENERON for NSCLC

THIO-101 NSCLC TRIALS - RATIONALE

MAIA BIOTECHNOLOGY
NYSE American: MAIA

- THIO followed by CPI results in 60% complete response
- Only 2 cycles of therapy were administered on weeks 1 and 2; no further therapy throughout the study
- No recurrence after long-term follow-up
- Anticancer immune memory has been induced: no cancer after rechallenge with 5x more lung cancer (LLC) cells with no additional therapy



Cycle 1
Cycle 2
1000
900
800
700
600
500
400
300
200
100
0
Tumor Volume (mm³)
Control
Atezolizumab
THIO
THIO → Atezo
No cancer
immune memory
due to THIO
Rechallenge with
5x more lung cancer cells with
no additional treatment
No recurrence
20% PR
60% CR
0
10
20
30
40
50
60
70
80
90
Days After Tumor Inoculation

Note: Mender et al, Cancer Cell, 2020; THIO followed by Tecentriq (atezolizumab; Roche/Genentech) tested first; repeated later with THIO followed by Keytruda (pembrolizumab; Merck); and Libtayo (cemiplimab; Regeneron).

THIO-101 TRIAL

NON-SMALL CELL LUNG CANCER

REGENERON CLINICAL SUPPLY AGREEMENT

MAIA BIOTECHNOLOGY & REGENERON

MAIA Biotechnology, Inc. Announces Clinical Supply Agreement with Regeneron for Phase 1/2 Clinical Trial Evaluating THIO in Sequential Administration with Libtayo® (cemiplimab) in Advanced Non-Small Cell Lung Cancer

THIO-101 – TRIAL DESIGN

MAIA BIOTECHNOLOGY
NYSE American: MAIA

A Multicenter, Open-Label, Dose-Finding Phase 2 Trial Evaluating the Safety and Efficacy of THIO Administered in Sequence with LIBTAYO® (*cemiplimab*) in NSCLC patients RESISTANT TO CHECKPOINT INHIBITORS



Part A:
Safety
Part B:
Efficacy / Safety / Dose Selection
Expansion:
Registration[1]
Every 3 Weeks
Every 3 Weeks
THIO 360mg
Immune Activation
Libtayo®
RANDOMIZE
THIO 60mg
THIO 180mg
THIO 360mg
Immune Activation
Libtayo®
ORR, DCR, Safety
Best Dose: THIO 180mg
Selected Nov'23
Stage 2 THIO 180mg
Enrollment Completed Feb'24[2]
NSCLC-3 Enrollment THIO 180mg (N = 100-120)
ORR

Primary Endpoints	Safety, ORR, DCR (CR, PR and SD)
Secondary Endpoints	DoR; PFS; OS
Exploratory Endpoints	PK and PD (activity of THIO in circulating tumor cells measured by specific biomarkers)

ClinicalTrials.gov: https://clinicaltrials.gov/ct2/show/NCT05208944?term=05208944&draw=2&rank=1
1. Would require FDA agreement.
2. https://ir.maiabiotech.com/news-events/press-releases/detail/91/maia-biotechnology-completes-enrollment-in-thio-101-phase-2

PATIENTS' SURVIVAL BY LINE OF THERAPY

MAIA BIOTECHNOLOGY

NYSE American: MAIA

- As of September 16, 2024, 19 patients had survival follow-up above 12 months:
  - ✓ 9 in 2L, 9 ongoing
  - ✓ 10 in 3L, 8 ongoing
  - ✓ 1 patient 25 cycles of therapy



Second Line (All Doses): 45 patients
Subject
18.1
15.5
15.5
15.3
14.4
14.3
14.3
14.1
12.6
Months
PFS (2L) = 4.5 months¹
OS (2L) = 10.5 months¹
Third Line+ (All Doses): 24 patients
Subject
17.4
16.5
15.8
14.6
13.9
13.7
13.3
12.5
12.2
12.0
Median Survival Follow-Up (3L+) 10.9 months
20 patients in 3L; 4 patients 4L+
Months
PFS (3L) = 2.5 months²˒³
OS (3L) = 5.8 months⁴
Legend
Treatment
Follow-Up
Stable Disease (SD)
Partial Response (PR)
Progressive Disease (PD)
Death
Withdrawal
Others

Note: This is a snapshot including ongoing subjects and data pending full verification. Due to short duration of treatment and/or follow up, data subject to change. Clinical data presented from 16Sep2024 data cut. Includes all patients with ≥1 post-baseline response assessment. Overall, THIO + cemiplimab been generally well tolerated in a heavily pre-treated population.

1. https://clinicaltrials.gov/study/NCT01168973?tab=results
2. Shepherd F, et al. N Engl J Med 2005;353:123-132.
3. Fossella F, et al. J Clin Oncol 2000;18(12):2354-62.
4. Girard N, et al. J Thorac Onc 2009;12:1544-1549.

TREATMENT IN THIRD-LINE

MAIA BIOTECHNOLOGY
NYSE American: MAIA

Extended Survival

- 20 subjects in 3L completed at least 1 post baseline assessment at time of cut-off
- 14/20 (70%) patients crossed 5.8 months OS threshold
- 17/20 (85%) crossed 2.5 months PFS threshold

Unprecedented Efficacy

- DCR 85% vs 25-35% chemotherapy



Third Line (All Doses): 20 patients
Subject
Median Survival Follow-Up (3L) 11.5 months
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18
Months
PFS (3L) = 2.5 months[1,2]
OS (3L) = 5.8 months[3]
Legend
Treatment
Follow-Up
Stable Disease (SD)
Partial Response (PR)
Progressive Disease (PD)
Death
Withdrawal
Others

Note: This is a snapshot including ongoing subjects and data pending full verification. Due to short duration of treatment and/or follow up, data subject to change. Clinical data presented from 16Sep2024 data cut. Includes all patients with ≥1 post-baseline response assessment. Overall, THIO + cemiplimab been generally well tolerated in a heavily pre-treated population.

1. Shepherd F, et al. N Engl J Med 2005;353:123-132.
2. Fossella F, et al. J Clin Oncol 2000;18(12):2354-62.
3. Girard N, et al. J Thorac Onc 2009;12:1544-1549.

BEST 3L RESULTS IN THE 180MG DOSE

MAIA BIOTECHNOLOGY
NYSE American: MAIA

NSCLC-3 – 180mg:

- 6/8 (75%) patients crossed 5.8 months OS threshold
- 7/8 (88%) crossed 2.5 months PFS threshold
- ORR (180mg dose) 38% vs 6-10% chemotherapy[4]
- DCR 88% vs 25-35% chemotherapy



Third Line (180mg): 8 patients
Subject
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17
Months
Median Survival Follow-Up (3L) 11.4 months
PFS (3L) = 2.5 months1,2
OS (3L) = 5.8 months3
Legend
Treatment
Follow-Up
Stable Disease (SD)
Partial Response (PR)
Progressive Disease (PD)
Death
Withdrawal
Others

Note: This is a snapshot including ongoing subjects and data pending full verification. Due to short duration of treatment and/or follow up, data subject to change. Clinical data presented from 16Sep2024 data cut. Includes all patients with ≥1 post-baseline response assessment. Overall, THIO + cemiplimab been generally well tolerated in a heavily pre-treated population.

1. Shepherd F, et al. N Engl J Med 2005;353:123-132.
2. Fossella F, et al. J Clin Oncol 2000;18(12):2354-62.
3. Girard N, et al. J Thorac Onc 2009;12:1544-1549.
4. https://ir.maiabiotech.com/news-events/press-releases/detail/94/maia-biotechnology-announces-strong-efficacy-of-thio-as

EXPECTED EFFICACY

MAIA BIOTECHNOLOGY
NYSE American: MAIA

THIO-101

	THIO + Libtayo®
Target Population	**NSCLC-3:** • CPI+Platinum Resistant • Prior treatment with Docetaxel
DCR	**88%**
ORR	**38%**
PFS (median)	**5.5 months**
OS (median)	**Not reached at 11.4 months median follow-up[1]**

1. Based on the lower bound of the 95% confidence interval of the median OS (September 16 data cut off). Final estimates may differ as follow-up continues.

PLANNED UPCOMING TRIALS

THIO-102 TRIAL (PLANNED)

MAIA BIOTECHNOLOGY
NYSE American: MAIA

A Multicenter, Open-label, Phase 2 Trial Evaluating the Safety and Efficacy of THIO Administered in Sequence with Anti-PD-1 or Anti-PD-L1

Part A/B: Safety/Efficacy Signal

Part C: Pivotal Phase 2

Baskets

- Colorectal Cancer (CRC)
- Hepatocellular Carcinoma (HCC)
- Small Cell Lung Cancer (SCLC)
- Solid Tumors[2]

Umbrella Arms

THIO[1] → Immune Activation → **Checkpoint Inhibitor:**
- Opportunity to test with different CPIs

Expand Best Combination Arms
THIO (d1-3) + CPI (d5)
q3w N~120

[1] Dose to be selected from THIO-101 study results.
[2] E.g. Breast, Prostate, Gastric, Pancreatic, Ovarian, etc.

THIO-102 – COLORECTAL RATIONALE

MAIA BIOTECHNOLOGY
NYSE American: MAIA

- THIO followed by CPI results in 100% complete response
- Only 2 cycles of therapy were administered on weeks 1 and 2; no further therapy throughout the study
- No recurrence after long-term follow-up
- Anticancer immune memory has been induced: no cancer after rechallenge with 10x more CRC cells with no additional therapy



Control
Atezolizumab
THIO
THIO → Atezo
100% CR
Tumor Volume (mm³)
700
600
500
400
300
200
100
0
0
10
20
Days After Tumor Inoculation



Rechallenge with 10x more CRC cells with no additional treatment
Control
THIO
No cancer immune memory due to THIO
No recurrence
100% CR
Tumor Volume (mm³)
700
600
500
400
300
200
100
0
0
10
20
30
40
50
60
70
80
90
100
Days After Tumor Inoculation

Mender et al, Cancer Cell, 2020

SCLC & HCC – ORPHAN DRUG DESIGNATION

MAIA BIOTECHNOLOGY
NYSE American: MAIA


SCLC
Tumor Volume (mm³)
1500
1250
1000
750
500
250
0
0
5
10
15
20
25
Days After Tumor Inoculation
Control
Pembro → THIO
THIO → Pembro


HCC
Tumor Volume (mm³)
1500
1250
1000
750
500
250
0
0
5
10
15
20
25
Days After Tumor Inoculation
Control
THIO
THIO → IR
IR + Atezo
THIO → IR + Atezo

- THIO is synergistic with anti-PD-1 agent Pembrolizumab in Small Cell Lung Carcinoma (H2081) *in vivo* in humanized murine cancer model
- Treatment with THIO followed by Pembrolizumab results in highly potent anticancer effect, as compared to Pembrolizumab alone
- THIO converts immunologically "cold non-responsive" SCLC tumor into "hot and responsive" to Pembrolizumab

- THIO is highly synergistic and effective in combination with anti-PD-L1 agent Atezolizumab and Ionizing Radiation (IR 10Gy) in HCC53N Hepatocellular Carcinoma
- Treatment with THIO in combination with IR and Atezolizumab results in a complete regression of aggressive HCC tumors. The combination of IR and Atezolizumab is just partially efficacious

EXCELLENT EFFICACY IN HCC MODELS

MAIA BIOTECHNOLOGY
NYSE American: MAIA

- THIO achieved complete and durable responses in Hepatocellular Carcinoma (HCC), the dominant histology in primary liver cancer (90%), in *in vivo* models



HCC
Control
THIO
Tumor Volume (mm3)
600
400
200
0
0 5 10 15 20 25 30 35 40 45
Days after tumor inoculation
100% CR

HCC ANTI-CANCER IMMUNE MEMORY

MAIA BIOTECHNOLOGY
NYSE American: MAIA

- When combined with immunotherapy checkpoint inhibitor Libtayo®, duration of response was further potentiated
- Upon rechallenge with two times more cancer cells and no additional treatment, tumor growth was completely prevented
- Administration of THIO alone and in combination with Libtayo® generated anti-cancer immune memory


HCC
Tumor Volume (mm³)
2000
1500
1000
500
0
5x10⁶cells injected
Control
THIO
Libtayo
THIO+Libtayo
****
ns
0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 95 100
Days after tumor inoculation


HCC
Tumor Volume (mm³)
600
500
400
300
200
100
0
Rechallenge with
2x more HCC cells with
no additional treatment
No cancer
immune memory
due to THIO
Naive Control
THIO
THIO+Libtayo
0 50 100 110 120 130 140 150 160 170 180 190 200 210
Days after tumor inoculation

THIO-103 TRIAL (PLANNED)

MAIA BIOTECHNOLOGY
NYSE American: MAIA

A Multicenter, Open-label, Phase 2 Trial Evaluating the Safety and Efficacy of THIO Administered in Sequence with Anti-PD-1 or Anti-PD-L1


Part A/B: Safety/Efficacy Signal
Part C: Pivotal Phase 3
Baskets
SCLC First Line
NSCLC First Line
THIO1
THIO1
Immune Activation
Checkpoint Inhibitor:
• Opportunity to test with different CPIs
Expand to Pivotal Phase 3 N=TBD

[1] Dose to be selected from THIO-101 study results.

INVESTMENT OPPORTUNITY

EXCLUSIVITY AND INTELLECTUAL PROPERTY

Goal: New Chemical Entity (NCE) Marketing Exclusivity

- THIO has never been previously approved by the FDA for commercialization
- Robust exclusivity
- US: 7 years; EU, Japan, other markets: 10 years

Robust and Growing Patent Portfolio for THIO

- 5 issued patents
- 29 pending patent applications

Current patents/provisional applications broadly cover the following key areas:

- Telomere targeting compounds (2034+)
- THIO's immunogenic treatment strategy: sequential combination with CPIs (2041)

EXPERIENCED MANAGEMENT TEAM

MAIA BIOTECHNOLOGY

NYSE American: MAIA



Vlad Vitoc, MD, MBA

Founder and CEO

- 24+ years in Oncology Pharma/ Biotech: Commercial, Medical
- 12 compounds launched across 20+ tumor types
- Leadership roles at Bayer (Nexavar), Astellas (Tarceva, Xtandi), Cephalon (Treanda), Novartis (Zometa), Incyte (Jakafi)



Sergei Gryaznov, PhD

Chief Scientific Officer

- 25+ years as Scientist
- Expert Drug Discovery and Development, Oncology with 120+ publications
- Head of the J&J Oligonucleotide Center of Excellence Worldwide
- Expert of telomeres and telomerase in cancer, co-inventor of THIO



Jeffrey Himmelreich, MBA

Head of Finance

- 20+ years of financial expertise
- CFO for privately held and publicly traded companies in the healthcare and manufacturing industries
- Active CPA licensed in the state of Pennsylvania and is a Chartered Global Management Accountant

NOVARTIS astellas Pfizer BAYER janssen Incyte

Cephalon Oncology geron PHARMACIA exicure

SIGNIFICANT MARKET OPPORTUNITY

MAIA BIOTECHNOLOGY
NYSE American: MAIA

Developing agents for the top tumor types markets globally

NSCLC (#1 WW) **Mortality:** 1.7M / **Sales:** $34B	**HCC** **Mortality:** 0.8M / **Sales:** $3B
CRC (#2 WW) **Mortality:** 1.0M / **Sales:** $20B	**SCLC** **Mortality:** 0.3M / **Sales:** $2B

$46B CPIs Group (2023 Sales)

- 5 CPIs approved for NSCLC:
  - > 30% of NSCLC drug sales
  - > 40% of total CPI sales
- Keytruda®: $9B in NSCLC of $25B total

Checkpoint Inhibitors Market



2023 Sales ($B)
30
25
20
15
10
5
0
25
10
4.2
4.2
0.9
0.7
0.5
Keytruda
Opdivo
Tecentriq
Imfinzi
Libtayo
Bavencio
Tevimbra

- Keytruda® expected to hit $30B in 2026, biosimilars expected by 2028

COMPARABLE COMPANIES

- On June 3, 2022, Bristol Myers Squibb (BMS) announced the acquisition of Turning Point Therapeutics in an all-cash transaction for **$4.1B** in equity value
- On October 9, 2023, BMS acquired Mirati for **$4.8B** in cash, plus up to $1B in contingent value right
- **Commercial stage companies:** Mirati (on acquisition)
- **Phase 2 companies:** Arcus, Bicycle Therapeutics and Turning Point (on acquisition)

MAIA Biotechnology	Turning Point Therapeutics	Mirati Therapeutics	ArriVent	Arcus	Bicycle
$66M	$3.8B	$4.1B	$1.0B	$1.4B	$1.6B
Market Cap[1]	Market Cap[2]	Market Cap[2]	Market Cap[1]	Market Cap[1]	Market Cap[1]
$2.75/share	$76/share	$58/share	$30.8/share	$15.5/share	$22.7/share

1. Market caps as of November 01, 2024 (source: Citadel Securities)
2. Last known market cap before acquisition (source: companiesmarketcap.com)

MULTIPLE VALUE-DRIVING MILESTONES

MAIA BIOTECHNOLOGY
NYSE American: MAIA

★ **Major inflection points**

	2024			2025			2026	
THIO-101 Ph2 NSCLC-2+	**Early Efficacy Update** (Biotech Showcase)	**Part B Efficacy** (ASCO) ★	**Part B Long-term Efficacy** ★	**Part B Full Efficacy** ★	**Part C Efficacy Update**	**Part C Enrollment Complete**	Filing for US approval	**Potential Accelerated Approval in US** ★
THIO-102 Ph2 CRC, SCLC, HCC, ST				**Enrollment** First Patient In ★		**Early Safety Report** ★	**Early Efficacy Report**	
THIO-103 Ph2/3 SCLC-1, NSCLC-1				**Enrollment** First Patient In ★			**Early Safety Report** ★	

Note: Estimated timelines. Trial names, targeted indications and projected dates may be subject to changes.

THANK YOU

Investor Relations Contact
+1 (872) 270-3518
ir@maiabiotech.com

MAIA Biotechnology, Inc.
444 West Lake Street, Suite 1700
Chicago, IL 60606

APPENDIX

U.S. FDA GRANTED 3 ORPHAN DRUG DESIGNATIONS TO THIO

MAIA BIOTECHNOLOGY
NYSE American: MAIA

- The FDA's Orphan Drug Act of 1983 is designed to incentivize the development of therapies that demonstrate promise for the treatment of rare (orphan) diseases or conditions
- Rare disease - affects fewer than 200,000 people total in the U.S, or if the cost of developing a drug and making it available in the U.S. will exceed any potential profits from its sale due to the small target population size
- Multiple incentives - to make development more financially possible for companies to pursue:
  - ✓ up to 7 years of market exclusivity
  - ✓ up to 20 years of 25% federal tax credit for expenses the U.S.
  - ✓ waiver of Prescription Drug User Fee Act (PDUFA) fees, a value of ~$2.9 million in 2021
- Only highest quality data is considered for ODD - a testament to the potential of THIO in the treatment of multiple indications
- THIO has been granted 3 ODDs:
  - ✓ Hepatocellular Carcinoma (HCC, 90% of primary liver cancers)
  - ✓ Small Cell Lung Cancer (SCLC, deadliest lung cancer)
  - ✓ Glioblastoma (brain cancer)

3x FDA Orphan Drug Designation

MAIA Biotechnology, Inc. Announces FDA Orphan Drug Designation for THIO for the Treatment of Hepatocellular Carcinoma (HCC)

April 26, 2022 08:37 AM Eastern Daylight Time

https://ir.maiabiotech.com/news-events/press-releases/detail/35/maia-biotechnology-inc-announces-fda-orphan-drug

MAIA Biotechnology Receives FDA Orphan Drug Designation for THIO for the Treatment of Small-Cell Lung Cancer (SCLC)

August 02, 2022 08:00 AM Eastern Daylight Time

https://ir.maiabiotech.com/news-events/press-releases/detail/41/maia-biotechnology-receives-fda-orphan-drug-designation-for

FDA Grants Orphan Drug Designation to MAIA Biotechnology for THIO as a Treatment for Glioblastoma

- Third orphan drug designation (ODD) granted to THIO by the FDA; drug also holds ODDs for hepatocellular carcinoma and small cell lung cancer
- Benefits include 7 years of U.S. market exclusivity after drug approval and tax credits for qualified clinical testing
- Expected glioblastoma market growth from $2.2 billion to $3.2 billion globally in the next three years

November 10, 2023 07:01 AM Eastern Standard Time

https://ir.maiabiotech.com/news-events/press-releases/detail/83/fda-grants-orphan-drug-designation-to-maia-biotechnology